CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, W. Allen Reed, certify that:

1. I have reviewed this report on Form N-CSR of GMAM Absolute Return Strategies Fund, LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



Date:    MAY 27, 2003                  /S/ W. ALLEN REED
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                                       W. Allen  Reed, President
                                       (principal executive officer)

         CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Jon de Klerk, certify that:

1. I have reviewed this report on Form N-CSR of GMAM Absolute Return Strategies Fund, LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:    MAY 27, 2003                        /S/ JON DE KLERK
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                                             Jon de Klerk, Treasurer
                                             (principal financial officer)